Matthews Japan Fund
Summary Prospectus
April 30, 2025
TICKER: MJFOX (INVESTOR CLASS), MIJFX (INSTITUTIONAL CLASS)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2025, are incorporated by reference into this Summary Prospectus.
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.71%	0.71%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.44%	0.37%
Administration and Shareholder Servicing Fees	0.20%	0.20%
Total Annual Fund Operating Expenses	1.15%	1.08%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three year	Five year	Ten year
Investor Class	$117	$365	$633	$1,398
Institutional Class	$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.
A company or other issuer is considered to be “located” in Japan, and a security or instrument is deemed to be a Japanese security or instrument, if it has substantial ties to
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Japan. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of Japan; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within Japan; (iii) it has the primary trading markets for its securities in Japan; (iv) it has its principal place of business in or is otherwise headquartered in Japan; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of Japan; and (B) with respect to an instrument or issue, whether(i) its issuer is headquartered or organized in Japan; (ii) it is issued to finance a project that has at least 50% of its assets or operations in Japan; (iii) it is at least 50% secured or backed by assets located in Japan; (iv) it is a component of or its issuer is included in the MSCI Japan Index; or (v) it is denominated in the currency of Japan and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any market capitalization. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
The Fund may invest in affiliated and unaffiliated ETFs, including the Matthews Japan Active ETF, a series of the Trust with a substantially similar investment strategy to the Fund, for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy and adverse economic conditions in the U.S. or other trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events). Other factors, such as the occurrence of natural disasters and relations with neighboring countries (including China, South Korea, North Korea and Russia), may also negatively impact the Japanese economy.
U.S. Trade Policy Risk: The Trump administration recently enacted and proposed to enact significant new tariffs on imports from certain countries. Additionally, President Trump has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
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Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Industrials Sector Risk: As of December 31, 2024, 26% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
—Consumer Discretionary Sector Risk: As of December 31, 2024, 20% of the Fund's assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Underlying ETF Risk: Because the Fund may invest in affiliated and unaffiliated ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of ETF shares held by the Fund may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which an ETF trades, which may impact the Fund’s ability to sell its shares of an ETF.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
Investor Class:
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2020
18.18%
Worst Quarter
Q4 2018
-20.38%
Average Annual Total Returns For Periods Ended December 31, 2024

	1 year	5 years	10 years	Since Inception
Matthews Japan Fund—Investor Class				12/31/1998
Return before taxes	16.38%	4.75%	7.44%	5.94%
Return after taxes on distributions[1]	15.88%	3.34%	6.33%	5.16%
Return after taxes on distributions and sale of Fund shares[1]	10.18%	3.68%	6.00%	4.86%
Matthews Japan Fund—Institutional Class				10/29/2010
Return before taxes	16.48%	4.82%	7.52%	8.09%[2]
MSCI Japan Index (reflects no deduction for fees, expenses or taxes)	8.68%	5.19%	6.62%	4.07%[3]
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.
3
Calculated from 12/31/98.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Shuntaro Takeuchi has been a Portfolio Manager of the Matthews Japan Fund since 2019.
●
Donghoon Han has been a Portfolio Manager of the Matthews Japan Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
matthewsasia.com | 800.789.ASIA 4

Purchase and Sale of Fund Shares
You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.
INVESTOR CLASS SHARES
Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

INSTITUTIONAL CLASS SHARES
Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
All accounts	$100,000	$100
Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews. The minimum investment requirements for both the Investor and Institutional Classes do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.
Tax Information
The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

800.789.ASIA | matthewsasia.com
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